UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011 Annual Report to Shareholders

DWS Equity 500 Index Fund

Contents
DWS Equity 500 Index Fund
4 Portfolio Management Review
9 Performance Summary
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
16 Notes to Financial Statements
21 Report of Independent Registered Public Accounting Firm
22 Information About Your Fund's Expenses
23 Tax Information
DWS Equity 500 Index Portfolio
25 Investment Portfolio
40 Statement of Assets and Liabilities
41 Statement of Operations
42 Statement of Changes in Net Assets
43 Financial Highlights
44 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Investment Management Agreement Approval
56 Summary of Management Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Although concerns about the economic outlook and the potential impact of the European debt crisis periodically weighed on investor sentiment during the past 12 months, the fund's Institutional Class shares returned 1.95% for the period ended December 31, 2011 and the Standard & Poor's 500® (S&P 500) Index finished 2011 with a total return of 2.11%. Since the fund's investment strategy is to replicate the performance of the S&P 500 Index as closely as possible before the deduction of expenses, the fund's return is normally close to the return of the index. The difference in return is typically driven by transaction costs and fund expenses.

The U.S. equity market began the annual period on a strong note, as the U.S. Federal Reserve Board's (the Fed's) stimulative "quantitative easing" initiative, signs of improving economic growth, strong corporate earnings and a more business-friendly political backdrop gave investors the green light to buy stocks through the first five months of the year.

From that point, the investing backdrop gradually grew less favorable for three important reasons. The primary issue weighing on the market was the European debt crisis, which threatened the health of the region's banking sector and raised fears of a broader financial system collapse similar to what we witnessed in 2008-2009. At the same time, growth in China — which is generally seen as the engine of the world economy — slowed precipitously, raising fears that slower growth was a worldwide phenomenon and not one limited to the developed markets. Even more relevant to the U.S. market, the domestic economy exhibited weakness in gross domestic product growth, industrial production, consumer confidence and the labor market at mid-year, which temporarily dampened the outlook for corporate earnings.

In response to these developments, the U.S. stock market (as represented by the S&P 500 Index) slipped lower during June 2011, and then plunged 13.78% in the third quarter. Larger, more stable companies such as those represented in the S&P 500 Index outperformed in this environment, but — as the double-digit loss would indicate — they were nonetheless hit hard in the downturn. The market subsequently staged a recovery in the fourth quarter following a pickup in a number of key economic indicators, enabling the index to finish the period largely unchanged.

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 (S&P 500) Index. The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is generally considered representative of the U.S. equity market.

Positive Contributors to Fund Performance

We believe that the high volume of negative news flow during the second half of the year sparked a flight into the more "defensive" areas of the market, i.e., those that tend to perform better when economic and market performance is weak. In our view, investors gravitated toward stocks and sectors that offered stable earnings, above-average dividend yields and cash flows with a relatively low degree of dependence on global economic trends. This fueled 12-month outperformance for the utilities sector, where most stocks delivered double-digit gains and many of the largest companies — such as Southern Co. and Dominion Resources, Inc. — turned in returns north of 20%. The flight to defensive investments also boosted the returns of the health care, consumer staples and telecommunication services sectors, all of which outpaced the performance of the broader market.

"In our view, investors gravitated toward stocks and sectors that offered stable earnings, above-average dividend yields and cash flows with a relatively low degree of dependence on global economic trends."

Not all of the market's winning sectors were defensive in nature, however. Consumer discretionary stocks outpaced the market partially in a reflection of the relative strength of U.S. consumers within the context of a weak global economy. Energy stocks also held up well at a time in which the instability in the Middle East fueled concerns about potential disruptions to the world's oil supply.

Among individual stocks, the top five contributors to the 2011 performance of the S&P 500 Index were International Business Machines Corp., Exxon Mobil Corp., Apple, Inc., Philip Morris International, Inc. and Chevron Corp.

Negative Contributors to Fund Performance

The worst-performing sector was, by a wide margin, financials. The sector was pressured by a number of factors, including concerns about regulatory changes, a weak housing market and the effects of a possible "contagion" stemming from the weak financial positions of U.S. banks' European counterparts. Financials, as a group, declined over 17%, and four of the leading detractors from the index's 12-month performance were financial stocks: Bank of America Corp., Citigroup, Inc., JPMorgan Chase & Co. and The Goldman Sachs Group, Inc. The performance of the financial sector was so poor that it almost singlehandedly offset the relatively decent returns for the remainder of the U.S. market, where seven of 10 sectors actually finished the year in positive territory.

Also lagging the broader market were the two sectors with the highest sensitivity to global financial trends — materials and industrials. Materials stocks were hit hard by the second-half collapse in commodity prices, leading to substantial underperformance for stocks such as Freeport-McMoRan Copper & Gold, Inc., Alcoa, Inc. and United States Steel Corp. Industrials, which generate an above-average proportion of their revenues from overseas — where economic growth trends were weakest — finished just short of the return of the broader market due in part to the poor performance of heavy equipment makers such as Ingersoll-Rand PLC and PACCAR, Inc.

Outlook and Positioning

We believe that holding an index fund such as this one can be advantageous over time because it offers broad exposure to the equity market at a relatively low cost. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Brent Reeder

Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007. Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Ten Largest Equity Holdings at December 31, 2011 (19.9% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	3.5%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	3.3%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.9%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.8%
5. Microsoft Corp. Developer of computer software	1.7%
6. General Electric Co. A diversified company provider of services to the technology, media and financial industries	1.6%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
8. Johnson & Johnson Provider of health care products	1.6%
9. AT&T, Inc. An integrated telecommunications company	1.5%
10. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.4%
Portfolio holdings are subject to change.
For more complete details about the Portfolio's investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

Quantitative easing is a type of monetary policy whereby governments buy government or other types of securities from the market in order to increase the money supply.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Contribution incorporates both a stock's total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Performance Summary December 31, 2011
Average Annual Total Returns as of 12/31/11
No Sales Charge	1-Year	3-Year	5-Year	10-Year
Class S	1.88%	13.93%	-0.40%	2.73%
Institutional Class	1.95%	14.03%	-0.31%	2.84%
S&P 500® Index+	2.11%	14.11%	-0.25%	2.92%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 0.31% and 0.23% for Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value and Distribution Information
	Class S	Institutional Class
Net Asset Value: 12/31/11	$141.06	$142.46
12/31/10	$141.15	$142.57
Distribution Information: Twelve Months as of 12/31/11: Income Dividends	$2.66	$2.80

Growth of an Assumed $1,000,000 Investment
[] DWS Equity 500 Index Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Performance of other share classes will vary based on the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.
Morningstar Rankings — Large Blend Funds Category as of 12/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class S 1-Year	342	of	1,786	19
3-Year	483	of	1,580	31
5-Year	467	of	1,376	34
10-Year	349	of	817	43
Institutional Class 1-Year	331	of	1,786	19
3-Year	443	of	1,580	28
5-Year	434	of	1,376	32
10-Year	311	of	817	38

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$1,569,211,767
Receivable for Fund shares sold	3,886,452
Other assets	18,755
Total assets	1,573,116,974
Liabilities
Payable for Fund shares redeemed	12,144,503
Other accrued expenses and payables	426,045
Total liabilities	12,570,548
Net assets, at value	$1,560,546,426
Net Assets Consist of
Undistributed net investment income	357,918
Net unrealized appreciation (depreciation) on investments and futures	403,491,071
Accumulated net realized gain (loss)	(225,817,773)
Paid-in capital	1,382,515,210
Net assets, at value	$1,560,546,426
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($360,310,529 ÷ 2,554,380 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$141.06
Institutional Class Net Asset Value, offering and redemption price per share ($1,200,235,897 ÷ 8,425,166 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$142.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $9,190)	$37,813,034
Interest	3,809
Income distributions — Central Cash Management Fund	20,838
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	581,691
Expenses	(1,781,016)
Net investment income allocated from DWS Equity 500 Index Portfolio	36,638,356
Expenses: Administration fee	1,837,156
Services to shareholders	880,789
Professional fees	49,637
Reports to shareholders	46,267
Registration fees	44,556
Trustees' fees and expenses	4,234
Other	4,398
Total expenses	2,867,037
Net investment income (loss)	33,771,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	149,870,073
Futures	5,234,861
155,104,934
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	(161,895,531)
Futures	(216,957)
(162,112,488)
Net gain (loss)	(7,007,554)
Net increase (decrease) in net assets resulting from operations	$26,763,765

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$33,771,319	$36,000,571
Net realized gain (loss)	155,104,934	(22,962,785)
Change in net unrealized appreciation (depreciation)	(162,112,488)	248,055,545
Net increase (decrease) in net assets resulting from operations	26,763,765	261,093,331
Distributions to shareholders from: Net investment income: Class S	(7,535,348)	(8,098,794)
Institutional Class	(26,027,740)	(27,869,133)
Total distributions	(33,563,088)	(35,967,927)
Fund share transactions: Proceeds from shares sold	248,156,463	252,455,665
Reinvestment of distributions	32,166,727	34,617,686
Payments for shares redeemed	(677,724,316)	(494,829,020)
Net increase (decrease) in net assets from Fund share transactions	(397,401,126)	(207,755,669)
Increase from regulatory settlements (see Note E)	—	98,757
Increase (decrease) in net assets	(404,200,449)	17,468,492
Net assets at beginning of period	1,964,746,875	1,947,278,383
Net assets at end of period (includes undistributed net investment income of $357,918 and $652,605, respectively)	$1,560,546,426	$1,964,746,875

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class S	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$141.15		$125.16		$101.24		$164.58		$158.94
Income (loss) from investment operations: Net investment incomea	2.55		2.32		2.37		2.94		2.96
Net realized and unrealized gain (loss)	.02	d	16.06		23.89		(63.44)		5.61
Total from investment operations	2.57		18.38		26.26		(60.50)		8.57
Less distributions from: Net investment income	(2.66)		(2.40)		(2.34)		(2.84)		(2.93)
Increase from regulatory settlements	—		.01	c	—		—		—
Net asset value, end of period	$141.06		$141.15		$125.16		$101.24		$164.58
Total Return (%)	1.88		14.89	b,c	26.35	b	(37.12	)b	5.39	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	360		444		464		439		772
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.31		.31		.27		.32		.29
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.31		.27		.21		.21		.19
Ratio of net investment income (%)	1.79		1.81		2.22		2.13		1.77
a Based on average shares outstanding during period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.007 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note E). Excluding this non-recurring payment, total return would have been 0.01% lower.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended December 31, 2011 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

	Years Ended December 31,
Institutional Class	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$142.57		$126.38		$102.25		$166.22		$160.54
Income (loss) from investment operations: Net investment incomea	2.68		2.49		2.43		3.09		3.11
Net realized and unrealized gain (loss)	.01	d	16.22		24.17		(64.06)		5.71
Total from investment operations	2.69		18.71		26.60		(60.97)		8.82
Less distributions from: Net investment income	(2.80)		(2.53)		(2.47)		(3.00)		(3.14)
Increase from regulatory settlements	—		.01	c	—		—		—
Net asset value, end of period	$142.46		$142.57		$126.38		$102.25		$166.22
Total Return (%)	1.95		15.01	b,c	26.44	b	(37.06	)b	5.49	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,200		1,521		1,483		1,283		1,951
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.24		.23		.23		.24		.22
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.24		.17		.15		.10		.10
Ratio of net investment income (%)	1.85		1.92		2.28		2.24		1.86
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.007 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note E). Excluding this non-recurring payment, total return would have been 0.01% lower.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended December 31, 2011 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Fund (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified, open-end management investment company registered under the 1940 Act and organized as a New York business trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2011, the Fund owned approximately 75% of the Portfolio.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class and Class S shares are offered to a limited group of investors, and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $225,765,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized December 31, 2012 ($15,820,000), December 31, 2013 ($22,344,000), December 31, 2014 ($21,981,000), December 31, 2016 ($68,826,000), December 31, 2017 ($69,783,000) and December 31, 2018 ($27,011,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$349,299
Capital loss carryforwards	$(225,765,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income	$33,563,088	$35,967,927

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee of 0.05% of the Fund's average daily net assets, accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $1,837,156, of which $149,146 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DISC was as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2011
Class S	$60,223	$15,247
Institutional Class	298,258	70,063
	$358,481	$85,310

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,019, of which $8,635 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	529,513	$75,681,964	623,241	$79,764,429
Institutional Class	1,189,997	172,474,499	1,329,541	172,691,236
		$248,156,463		$252,455,665
Shares issued to shareholders in reinvestment of distributions
Class S	52,414	$7,219,018	59,567	$7,746,573
Institutional Class	178,811	24,947,709	204,491	26,871,113
		$32,166,727		$34,617,686
Shares redeemed
Class S	(1,174,072)	$(163,997,364)	(1,241,729)	$(158,500,317)
Institutional Class	(3,609,134)	(513,726,952)	(2,606,511)	(336,328,703)
		$(677,724,316)		$(494,829,020)
Net increase (decrease)
Class S	(592,145)	$(81,096,382)	(558,921)	$(70,989,315)
Institutional Class	(2,240,326)	(316,304,744)	(1,072,479)	(136,766,354)
		$(397,401,126)		$(207,755,669)

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2011, one affiliated shareholder account held approximately 22% of the outstanding shares of the Fund.

E. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $98,757. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended December 31, 2010. The amount of the payment was 0.01% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Fund (hereafter referred to as the "Fund") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

·Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$962.10	$962.50
Expenses Paid per $1,000**	$1.58	$1.24
Hypothetical 5% Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,023.59	$1,023.95
Expenses Paid per $1,000**	$1.63	$1.28

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S	Institutional Class
DWS Equity 500 Index Fund	.32%	.25%

For more information, please refer to the Fund's prospectuses.

Tax Information (Unaudited)

For corporate shareholders, 92% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $41,605,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call (800) 294-4366.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2011
	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 10.4%
Auto Components 0.3%
BorgWarner, Inc.* (a)	19,700	1,255,678
Goodyear Tire & Rubber Co.* (a)	43,296	613,505
Johnson Controls, Inc. (a)	123,401	3,857,515
		5,726,698
Automobiles 0.4%
Ford Motor Co.* (a)	689,698	7,421,151
Harley-Davidson, Inc. (a)	41,182	1,600,744
		9,021,895
Distributors 0.1%
Genuine Parts Co. (a)	28,472	1,742,486
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	20,583	1,108,806
DeVry, Inc.	10,000	384,600
H&R Block, Inc. (a)	53,482	873,361
		2,366,767
Hotels Restaurants & Leisure 2.0%
Carnival Corp. (a)	80,879	2,639,890
Chipotle Mexican Grill, Inc.* (a)	5,597	1,890,331
Darden Restaurants, Inc. (a)	23,680	1,079,334
International Game Technology	52,964	910,981
Marriott International, Inc. "A"	49,033	1,430,293
McDonald's Corp. (a)	185,006	18,561,652
Starbucks Corp. (a)	135,501	6,234,401
Starwood Hotels & Resorts Worldwide, Inc. (a)	34,493	1,654,629
Wyndham Worldwide Corp. (a)	28,114	1,063,553
Wynn Resorts Ltd. (a)	14,400	1,591,056
Yum! Brands, Inc.	83,031	4,899,659
		41,955,779
Household Durables 0.2%
D.R. Horton, Inc. (a)	48,100	606,541
Harman International Industries, Inc. (a)	12,100	460,284
Leggett & Platt, Inc. (a)	25,670	591,437
Lennar Corp. "A" (a)	27,100	532,515
Newell Rubbermaid, Inc.	54,550	880,982
Pulte Group, Inc.* (a)	67,397	425,275
Whirlpool Corp. (a)	13,833	656,376
		4,153,410
Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	65,867	11,401,578
Expedia, Inc. (a)	17,035	494,356
Netflix, Inc.* (a)	9,545	661,373
Priceline.com, Inc.* (a)	9,024	4,220,615
TripAdvisor, Inc.* (a)	17,035	429,452
		17,207,374
Leisure Equipment & Products 0.1%
Hasbro, Inc.	21,685	691,535
Mattel, Inc. (a)	61,514	1,707,628
		2,399,163
Media 3.0%
Cablevision Systems Corp. (New York Group) "A" (a)	42,673	606,810
CBS Corp. "B"	117,654	3,193,130
Comcast Corp. "A" (a)	491,863	11,662,072
DIRECTV "A"* (a)	127,510	5,452,328
Discovery Communications, Inc. "A"* (a)	47,346	1,939,766
Gannett Co., Inc. (a)	40,569	542,407
Interpublic Group of Companies, Inc.	87,195	848,407
McGraw-Hill Companies, Inc. (a)	52,693	2,369,604
News Corp. "A" (a)	395,408	7,054,079
Omnicom Group, Inc. (a)	50,662	2,258,512
Scripps Networks Interactive "A" (a)	16,800	712,656
Time Warner Cable, Inc.	57,675	3,666,400
Time Warner, Inc. (a)	181,151	6,546,797
Viacom, Inc. "B"	99,853	4,534,325
Walt Disney Co. (a)	324,545	12,170,437
Washington Post Co. "B" (a)	900	339,129
		63,896,859
Multiline Retail 0.8%
Big Lots, Inc.*	12,696	479,401
Dollar Tree, Inc.*	21,800	1,811,798
Family Dollar Stores, Inc. (a)	20,772	1,197,714
J.C. Penney Co., Inc. (a)	25,721	904,093
Kohl's Corp. (a)	46,025	2,271,334
Macy's, Inc.	74,850	2,408,673
Nordstrom, Inc.	29,232	1,453,123
Sears Holdings Corp.* (a)	7,518	238,922
Target Corp.	120,829	6,188,861
		16,953,919
Specialty Retail 2.0%
Abercrombie & Fitch Co. "A" (a)	16,400	800,976
AutoNation, Inc.* (a)	7,600	280,212
AutoZone, Inc.*	5,090	1,654,097
Bed Bath & Beyond, Inc.* (a)	43,912	2,545,579
Best Buy Co., Inc. (a)	52,731	1,232,324
CarMax, Inc.* (a)	41,563	1,266,840
GameStop Corp. "A"*	26,300	634,619
Home Depot, Inc. (a)	278,918	11,725,713
Limited Brands, Inc. (a)	43,640	1,760,874
Lowe's Companies, Inc.	225,156	5,714,459
O'Reilly Automotive, Inc.* (a)	23,200	1,854,840
Orchard Supply Hardware Stores Corp. "A"*	339	1,410
Ross Stores, Inc. (a)	41,402	1,967,837
Staples, Inc. (a)	124,974	1,735,889
The Gap, Inc. (a)	63,858	1,184,566
Tiffany & Co. (a)	22,916	1,518,414
TJX Companies, Inc. (a)	67,799	4,376,426
Urban Outfitters, Inc.* (a)	18,961	522,565
		40,777,640
Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	52,453	3,201,731
NIKE, Inc. "B" (a)	67,107	6,467,101
Ralph Lauren Corp. (a)	11,800	1,629,344
VF Corp. (a)	15,740	1,998,823
		13,296,999
Consumer Staples 11.3%
Beverages 2.6%
Beam, Inc. (a)	28,454	1,457,698
Brown-Forman Corp. "B" (a)	17,922	1,442,900
Coca-Cola Co. (a)	410,526	28,724,504
Coca-Cola Enterprises, Inc.	54,724	1,410,785
Constellation Brands, Inc. "A"*	33,100	684,177
Dr. Pepper Snapple Group, Inc. (a)	38,897	1,535,654
Molson Coors Brewing Co. "B" (a)	29,604	1,288,958
PepsiCo, Inc.	282,770	18,761,790
		55,306,466
Food & Staples Retailing 2.4%
Costco Wholesale Corp. (a)	78,299	6,523,873
CVS Caremark Corp.	235,591	9,607,401
Kroger Co.	109,927	2,662,432
Safeway, Inc. (a)	59,959	1,261,537
SUPERVALU, Inc. (a)	36,491	296,307
Sysco Corp. (a)	107,482	3,152,447
Wal-Mart Stores, Inc.	316,283	18,901,072
Walgreen Co. (a)	160,908	5,319,618
Whole Foods Market, Inc. (a)	28,674	1,995,137
		49,719,824
Food Products 1.9%
Archer-Daniels-Midland Co. (a)	119,726	3,424,164
Campbell Soup Co. (a)	31,570	1,049,387
ConAgra Foods, Inc.	75,378	1,989,979
Dean Foods Co.* (a)	31,000	347,200
General Mills, Inc.	117,260	4,738,476
H.J. Heinz Co. (a)	58,240	3,147,290
Hormel Foods Corp. (a)	25,300	741,037
Kellogg Co.	45,234	2,287,483
Kraft Foods, Inc. "A" (a)	318,210	11,888,325
McCormick & Co., Inc. (a)	23,600	1,189,912
Mead Johnson Nutrition Co.	37,094	2,549,471
Sara Lee Corp.	107,028	2,024,970
The Hershey Co. (a)	27,360	1,690,301
The JM Smucker Co.	20,657	1,614,758
Tyson Foods, Inc. "A"	54,000	1,114,560
		39,797,313
Household Products 2.3%
Clorox Co. (a)	23,332	1,552,978
Colgate-Palmolive Co. (a)	87,302	8,065,832
Kimberly-Clark Corp. (a)	71,003	5,222,980
Procter & Gamble Co. (a)	497,014	33,155,804
		47,997,594
Personal Products 0.2%
Avon Products, Inc.	75,497	1,318,933
Estee Lauder Companies, Inc. "A" (a)	20,500	2,302,560
		3,621,493
Tobacco 1.9%
Altria Group, Inc. (a)	371,745	11,022,239
Lorillard, Inc. (a)	24,454	2,787,756
Philip Morris International, Inc. (a)	313,872	24,632,674
Reynolds American, Inc.	61,380	2,542,360
		40,985,029
Energy 12.0%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	79,117	3,848,251
Cameron International Corp.* (a)	44,282	2,178,231
Diamond Offshore Drilling, Inc.	12,030	664,778
FMC Technologies, Inc.* (a)	43,612	2,277,855
Halliburton Co. (a)	166,868	5,758,615
Helmerich & Payne, Inc. (a)	19,052	1,111,875
Nabors Industries Ltd.*	49,638	860,723
National Oilwell Varco, Inc. (a)	76,844	5,224,623
Noble Corp.*	46,387	1,401,815
Rowan Companies, Inc.*	22,739	689,674
Schlumberger Ltd. (a)	242,540	16,567,907
		40,584,347
Oil, Gas & Consumable Fuels 10.1%
Alpha Natural Resources, Inc.*	40,632	830,112
Anadarko Petroleum Corp.	90,166	6,882,371
Apache Corp.	69,557	6,300,473
Cabot Oil & Gas Corp.	18,300	1,388,970
Chesapeake Energy Corp. (a)	119,900	2,672,571
Chevron Corp. (a)	359,750	38,277,400
ConocoPhillips (a)	239,932	17,483,845
CONSOL Energy, Inc.	40,712	1,494,130
Denbury Resources, Inc.* (a)	69,618	1,051,232
Devon Energy Corp.	72,817	4,514,654
El Paso Corp.	140,016	3,720,225
EOG Resources, Inc.	48,711	4,798,521
EQT Corp.	27,200	1,490,288
Exxon Mobil Corp. (a)	865,979	73,400,380
Hess Corp.	53,465	3,036,812
Marathon Oil Corp. (a)	126,410	3,700,021
Marathon Petroleum Corp.	63,505	2,114,081
Murphy Oil Corp.	35,118	1,957,477
Newfield Exploration Co.*	24,257	915,217
Noble Energy, Inc. (a)	31,891	3,010,192
Occidental Petroleum Corp.	146,428	13,720,304
Peabody Energy Corp. (a)	50,031	1,656,526
Pioneer Natural Resources Co.	22,000	1,968,560
QEP Resources, Inc. (a)	31,900	934,670
Range Resources Corp. (a)	27,942	1,730,727
Southwestern Energy Co.*	62,336	1,991,012
Spectra Energy Corp. (a)	118,473	3,643,045
Sunoco, Inc. (a)	18,972	778,231
Tesoro Corp.* (a)	25,200	588,672
Valero Energy Corp.	102,501	2,157,646
Williams Companies, Inc.	107,023	3,533,899
		211,742,264
Financials 13.4%
Capital Markets 1.8%
Ameriprise Financial, Inc.	40,370	2,003,967
Bank of New York Mellon Corp. (a)	218,495	4,350,235
BlackRock, Inc. (a)	18,245	3,251,989
Charles Schwab Corp. (a)	191,733	2,158,914
E*TRADE Financial Corp.*	43,326	344,875
Federated Investors, Inc. "B" (a)	18,200	275,730
Franklin Resources, Inc. (a)	26,376	2,533,679
Invesco Ltd.	80,650	1,620,258
Legg Mason, Inc. (a)	22,100	531,505
Morgan Stanley	269,551	4,078,307
Northern Trust Corp.	45,402	1,800,643
State Street Corp.	88,668	3,574,207
T. Rowe Price Group, Inc. (a)	45,776	2,606,943
The Goldman Sachs Group, Inc.	88,795	8,029,732
		37,160,984
Commercial Banks 2.6%
BB&T Corp. (a)	125,092	3,148,566
Comerica, Inc.	34,868	899,594
Fifth Third Bancorp.	164,389	2,091,028
First Horizon National Corp. (a)	43,620	348,960
Huntington Bancshares, Inc.	157,301	863,583
KeyCorp	172,145	1,323,795
M&T Bank Corp. (a)	22,953	1,752,232
PNC Financial Services Group, Inc. (a)	95,618	5,514,290
Regions Financial Corp.	230,219	989,942
SunTrust Banks, Inc.	96,462	1,707,377
U.S. Bancorp. (a)	344,655	9,322,918
Wells Fargo & Co.	952,172	26,241,860
Zions Bancorp. (a)	31,256	508,848
		54,712,993
Consumer Finance 0.8%
American Express Co.	182,355	8,601,685
Capital One Financial Corp. (a)	83,471	3,529,989
Discover Financial Services	99,032	2,376,768
SLM Corp.	89,390	1,197,826
		15,706,268
Diversified Financial Services 2.6%
Bank of America Corp. (a)	1,838,755	10,223,478
Citigroup, Inc.	529,422	13,929,093
CME Group, Inc. "A"	11,873	2,893,094
IntercontinentalExchange, Inc.* (a)	13,148	1,584,991
JPMorgan Chase & Co.	685,806	22,803,049
Leucadia National Corp. (a)	35,100	798,174
Moody's Corp. (a)	36,500	1,229,320
NYSE Euronext	47,100	1,229,310
The NASDAQ OMX Group, Inc.*	24,500	600,495
		55,291,004
Insurance 3.5%
ACE Ltd.	60,385	4,234,196
Aflac, Inc.	85,127	3,682,594
Allstate Corp. (a)	90,089	2,469,339
American International Group, Inc.* (a)	79,440	1,843,008
Aon Corp. (a)	59,324	2,776,363
Assurant, Inc.	16,900	693,914
Berkshire Hathaway, Inc. "B"*	317,685	24,239,365
Chubb Corp. (a)	50,359	3,485,850
Cincinnati Financial Corp. (a)	28,334	863,054
Genworth Financial, Inc. "A"*	89,100	583,605
Hartford Financial Services Group, Inc.	79,176	1,286,610
Lincoln National Corp. (a)	56,474	1,096,725
Loews Corp.	54,523	2,052,791
Marsh & McLennan Companies, Inc.	98,353	3,109,922
MetLife, Inc. (a)	192,348	5,997,411
Principal Financial Group, Inc.	55,819	1,373,147
Progressive Corp. (a)	111,114	2,167,834
Prudential Financial, Inc. (a)	84,688	4,244,563
The Travelers Companies, Inc.	74,437	4,404,437
Torchmark Corp. (a)	18,365	796,857
Unum Group	53,694	1,131,333
XL Group PLC	58,632	1,159,155
		73,692,073
Real Estate Investment Trusts 2.0%
American Tower Corp. (REIT)	70,336	4,220,863
Apartment Investment & Management Co. "A" (REIT)	20,516	470,022
AvalonBay Communities, Inc. (REIT) (a)	17,074	2,229,864
Boston Properties, Inc. (REIT) (a)	26,600	2,649,360
Equity Residential (REIT) (a)	53,760	3,065,933
HCP, Inc. (REIT) (a)	73,846	3,059,440
Health Care REIT, Inc. (REIT) (a)	35,210	1,920,001
Host Hotels & Resorts, Inc. (REIT) (a)	127,186	1,878,537
Kimco Realty Corp. (REIT)	74,500	1,209,880
Plum Creek Timber Co., Inc. (REIT) (a)	28,048	1,025,435
Prologis, Inc. (REIT)	83,290	2,381,261
Public Storage (REIT)	25,630	3,446,210
Simon Property Group, Inc. (REIT) (a)	52,608	6,783,275
Ventas, Inc. (REIT) (a)	52,216	2,878,668
Vornado Realty Trust (REIT)	33,472	2,572,658
Weyerhaeuser Co. (REIT) (a)	97,874	1,827,308
		41,618,715
Real Estate Management & Development 0.0%
CBRE Group, Inc.* (a)	58,500	890,370
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc. (a)	89,868	561,675
People's United Financial, Inc. (a)	63,275	813,084
		1,374,759
Health Care 11.6%
Biotechnology 1.2%
Amgen, Inc. (a)	143,870	9,237,893
Biogen Idec, Inc.*	43,998	4,841,980
Celgene Corp.* (a)	80,109	5,415,368
Gilead Sciences, Inc.*	135,253	5,535,905
		25,031,146
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	101,370	5,015,788
Becton, Dickinson & Co. (a)	39,371	2,941,801
Boston Scientific Corp.*	271,243	1,448,438
C.R. Bard, Inc. (a)	15,083	1,289,597
CareFusion Corp.*	40,027	1,017,086
Covidien PLC	87,126	3,921,541
DENTSPLY International, Inc. (a)	24,800	867,752
Edwards Lifesciences Corp.*	21,239	1,501,597
Intuitive Surgical, Inc.* (a)	7,097	3,285,982
Medtronic, Inc. (a)	191,430	7,322,198
St. Jude Medical, Inc.	56,810	1,948,583
Stryker Corp. (a)	58,102	2,888,250
Varian Medical Systems, Inc.* (a)	20,000	1,342,600
Zimmer Holdings, Inc.*	32,501	1,736,203
		36,527,416
Health Care Providers & Services 2.0%
Aetna, Inc. (a)	65,295	2,754,796
AmerisourceBergen Corp. (a)	46,710	1,737,145
Cardinal Health, Inc.	62,379	2,533,211
CIGNA Corp.	51,613	2,167,746
Coventry Health Care, Inc.*	25,458	773,160
DaVita, Inc.* (a)	17,200	1,303,932
Express Scripts, Inc.* (a)	88,409	3,950,998
Humana, Inc.	29,251	2,562,680
Laboratory Corp. of America Holdings* (a)	17,800	1,530,266
McKesson Corp.	44,567	3,472,215
Medco Health Solutions, Inc.*	69,660	3,893,994
Patterson Companies, Inc. (a)	17,500	516,600
Quest Diagnostics, Inc. (a)	27,902	1,619,990
Tenet Healthcare Corp.* (a)	77,948	399,873
UnitedHealth Group, Inc. (a)	192,694	9,765,732
WellPoint, Inc. (a)	62,946	4,170,173
		43,152,511
Health Care Technology 0.1%
Cerner Corp.* (a)	26,310	1,611,488
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	62,357	2,178,130
Life Technologies Corp.*	32,603	1,268,583
PerkinElmer, Inc.	21,963	439,260
7Thermo Fisher Scientific, Inc.*	67,420	3,031,877
Waters Corp.* (a)	16,405	1,214,790
		8,132,640
Pharmaceuticals 6.2%
Abbott Laboratories (a)	280,696	15,783,536
Allergan, Inc. (a)	54,724	4,801,484
Bristol-Myers Squibb Co. (a)	306,147	10,788,620
Eli Lilly & Co. (a)	184,480	7,666,989
Forest Laboratories, Inc.*	47,847	1,447,850
Hospira, Inc.* (a)	31,122	945,175
Johnson & Johnson (a)	493,853	32,386,880
Merck & Co., Inc. (a)	550,338	20,747,743
Mylan, Inc.* (a)	77,219	1,657,120
Perrigo Co. (a)	16,800	1,634,640
Pfizer, Inc. (a)	1,387,943	30,035,086
Watson Pharmaceuticals, Inc.*	23,257	1,403,327
		129,298,450
Industrials 10.5%
Aerospace & Defense 2.6%
Boeing Co.	134,414	9,859,267
General Dynamics Corp.	64,319	4,271,425
Goodrich Corp.	22,638	2,800,321
Honeywell International, Inc.	139,609	7,587,749
L-3 Communications Holdings, Inc. (a)	18,068	1,204,774
Lockheed Martin Corp. (a)	47,991	3,882,472
Northrop Grumman Corp. (a)	47,431	2,773,765
Precision Castparts Corp.	26,128	4,305,633
Raytheon Co. (a)	62,270	3,012,623
Rockwell Collins, Inc. (a)	27,044	1,497,426
Textron, Inc. (a)	49,154	908,857
United Technologies Corp.	163,658	11,961,763
		54,066,075
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc. (a)	29,232	2,039,809
Expeditors International of Washington, Inc.	38,300	1,568,768
FedEx Corp. (a)	57,460	4,798,484
United Parcel Service, Inc. "B" (a)	174,609	12,779,633
		21,186,694
Airlines 0.1%
Southwest Airlines Co. (a)	144,614	1,237,896
Building Products 0.0%
Masco Corp. (a)	63,905	669,724
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	19,331	554,413
Cintas Corp.	19,666	684,574
Iron Mountain, Inc. (a)	33,800	1,041,040
Pitney Bowes, Inc. (a)	36,685	680,140
R.R. Donnelley & Sons Co. (a)	34,761	501,601
Republic Services, Inc.	56,699	1,562,057
Stericycle, Inc.* (a)	15,100	1,176,592
Waste Management, Inc. (a)	83,107	2,718,430
		8,918,847
Construction & Engineering 0.2%
Fluor Corp.	31,350	1,575,338
Jacobs Engineering Group, Inc.* (a)	23,800	965,804
Quanta Services, Inc.*	36,200	779,748
		3,320,890
Electrical Equipment 0.5%
Cooper Industries PLC	28,098	1,521,507
Emerson Electric Co. (a)	132,736	6,184,170
Rockwell Automation, Inc. (a)	25,921	1,901,824
Roper Industries, Inc. (a)	16,966	1,473,836
		11,081,337
Industrial Conglomerates 2.5%
3M Co. (a)	126,579	10,345,301
Danaher Corp.	103,176	4,853,399
General Electric Co. (a)	1,905,981	34,136,120
Tyco International Ltd.	82,632	3,859,741
		53,194,561
Machinery 2.0%
Caterpillar, Inc. (a)	117,168	10,615,421
Cummins, Inc. (a)	34,458	3,032,993
Deere & Co. (a)	75,078	5,807,283
Dover Corp. (a)	33,772	1,960,465
Eaton Corp. (a)	60,040	2,613,541
Flowserve Corp.	9,992	992,405
Illinois Tool Works, Inc. (a)	86,860	4,057,231
Ingersoll-Rand PLC (a)	56,714	1,728,076
Joy Global, Inc. (a)	19,103	1,432,152
PACCAR, Inc. (a)	63,681	2,386,127
Pall Corp. (a)	21,110	1,206,436
Parker Hannifin Corp. (a)	27,052	2,062,715
Snap-on, Inc.	10,432	528,068
Stanley Black & Decker, Inc. (a)	30,596	2,068,290
Xylem, Inc.	34,905	896,709
		41,387,912
Professional Services 0.1%
Dun & Bradstreet Corp. (a)	8,714	652,069
Equifax, Inc. (a)	22,809	883,621
Robert Half International, Inc. (a)	26,575	756,324
		2,292,014
Road & Rail 0.9%
CSX Corp.	188,890	3,978,023
Norfolk Southern Corp. (a)	60,763	4,427,192
Ryder System, Inc.	8,790	467,101
Union Pacific Corp.	87,322	9,250,893
		18,123,209
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	53,400	2,328,774
W.W. Grainger, Inc. (a)	11,009	2,060,775
		4,389,549
Information Technology 18.6%
Communications Equipment 2.1%
Cisco Systems, Inc.	971,234	17,559,911
F5 Networks, Inc.* (a)	14,210	1,507,965
Harris Corp. (a)	21,500	774,860
JDS Uniphase Corp.* (a)	38,539	402,347
Juniper Networks, Inc.*	95,734	1,953,931
Motorola Mobility Holdings, Inc.*	47,098	1,827,402
Motorola Solutions, Inc. (a)	52,098	2,411,616
QUALCOMM, Inc.	303,158	16,582,743
		43,020,775
Computers & Peripherals 4.5%
Apple, Inc.*	167,973	68,029,065
Dell, Inc.* (a)	275,478	4,030,243
EMC Corp.* (a)	368,290	7,932,967
Hewlett-Packard Co.	358,479	9,234,419
Lexmark International, Inc. "A"	12,157	402,032
NetApp, Inc.* (a)	64,709	2,346,995
SanDisk Corp.*	42,900	2,111,109
Western Digital Corp.*	41,635	1,288,603
		95,375,433
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A" (a)	30,830	1,399,373
Corning, Inc.	284,997	3,699,261
FLIR Systems, Inc. (a)	27,100	679,397
Jabil Circuit, Inc.	34,089	670,190
Molex, Inc. (a)	26,086	622,412
TE Connectivity Ltd. (a)	76,132	2,345,627
		9,416,260
Internet Software & Services 2.0%
Akamai Technologies, Inc.* (a)	32,700	1,055,556
eBay, Inc.*	208,032	6,309,611
Google, Inc. "A"*	45,691	29,511,817
VeriSign, Inc. (a)	28,300	1,010,876
Yahoo!, Inc.*	222,933	3,595,909
		41,483,769
IT Services 3.8%
Accenture PLC "A" (a)	115,486	6,147,320
Automatic Data Processing, Inc. (a)	88,710	4,791,227
Cognizant Technology Solutions Corp. "A"*	53,822	3,461,293
Computer Sciences Corp. (a)	29,043	688,319
Fidelity National Information Services, Inc.	42,339	1,125,794
Fiserv, Inc.*	25,505	1,498,164
International Business Machines Corp. (a)	212,987	39,164,050
MasterCard, Inc. "A" (a)	19,200	7,158,144
Paychex, Inc. (a)	58,401	1,758,454
SAIC, Inc.*	49,532	608,748
Teradata Corp.* (a)	29,908	1,450,837
Total System Services, Inc.	29,466	576,355
Visa, Inc. "A" (a)	91,901	9,330,708
Western Union Co. (a)	113,796	2,077,915
		79,837,328
Office Electronics 0.1%
Xerox Corp. (a)	255,178	2,031,217
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.* (a)	108,497	585,884
Altera Corp.	58,944	2,186,822
Analog Devices, Inc.	53,268	1,905,929
Applied Materials, Inc.	231,804	2,482,621
Broadcom Corp. "A"*	87,383	2,565,565
First Solar, Inc.*	9,895	334,055
Intel Corp. (a)	919,815	22,305,514
KLA-Tencor Corp. (a)	30,485	1,470,901
Linear Technology Corp.	40,896	1,228,107
LSI Corp.*	107,555	639,952
Microchip Technology, Inc.	34,000	1,245,420
Micron Technology, Inc.* (a)	181,549	1,141,943
Novellus Systems, Inc.* (a)	12,082	498,866
NVIDIA Corp.*	108,143	1,498,862
Teradyne, Inc.* (a)	36,158	492,834
Texas Instruments, Inc. (a)	206,515	6,011,652
Xilinx, Inc. (a)	47,203	1,513,328
		48,108,255
Software 3.4%
Adobe Systems, Inc.*	88,844	2,511,620
Autodesk, Inc.*	40,148	1,217,689
BMC Software, Inc.*	31,666	1,038,011
CA, Inc. (a)	66,415	1,342,579
Citrix Systems, Inc.*	33,914	2,059,258
Electronic Arts, Inc.*	61,806	1,273,204
Intuit, Inc. (a)	53,530	2,815,143
Microsoft Corp.	1,352,190	35,102,852
Oracle Corp.	710,351	18,220,503
Red Hat, Inc.*	35,493	1,465,506
Salesforce.com, Inc.* (a)	24,600	2,495,916
Symantec Corp.* (a)	134,564	2,105,927
		71,648,208
Materials 3.4%
Chemicals 2.2%
Air Products & Chemicals, Inc.	37,718	3,213,197
Airgas, Inc. (a)	11,950	933,056
CF Industries Holdings, Inc.	11,724	1,699,746
Dow Chemical Co. (a)	214,358	6,164,936
E.I. du Pont de Nemours & Co. (a)	166,258	7,611,291
Eastman Chemical Co. (a)	25,938	1,013,138
Ecolab, Inc. (a)	54,521	3,151,859
FMC Corp. (a)	13,000	1,118,520
International Flavors & Fragrances, Inc. (a)	14,716	771,413
Monsanto Co.	97,066	6,801,415
PPG Industries, Inc.	27,362	2,284,453
Praxair, Inc. (a)	54,054	5,778,373
Sigma-Aldrich Corp. (a)	22,016	1,375,119
The Mosaic Co.	53,975	2,721,959
The Sherwin-Williams Co. (a)	16,005	1,428,766
		46,067,241
Construction Materials 0.0%
Vulcan Materials Co. (a)	22,476	884,431
Containers & Packaging 0.1%
Ball Corp. (a)	30,148	1,076,585
Bemis Co., Inc. (a)	17,230	518,278
Owens-Illinois, Inc.*	28,100	544,578
Sealed Air Corp.	28,772	495,166
		2,634,607
Metals & Mining 0.9%
Alcoa, Inc. (a)	192,338	1,663,724
Allegheny Technologies, Inc. (a)	20,079	959,776
Cliffs Natural Resources, Inc. (a)	26,433	1,648,098
Freeport-McMoRan Copper & Gold, Inc.	171,904	6,324,348
Newmont Mining Corp. (a)	89,554	5,374,136
Nucor Corp. (a)	56,999	2,255,450
Titanium Metals Corp. (a)	12,700	190,246
United States Steel Corp. (a)	25,775	682,006
		19,097,784
Paper & Forest Products 0.2%
International Paper Co. (a)	78,312	2,318,035
MeadWestvaco Corp.	30,978	927,791
		3,245,826
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.8%
AT&T, Inc. (a)	1,070,919	32,384,591
CenturyLink, Inc. (a)	112,225	4,174,770
Frontier Communications Corp. (a)	172,335	887,525
Verizon Communications, Inc. (a)	511,451	20,519,414
Windstream Corp. (a)	105,601	1,239,756
		59,206,056
Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.*	55,200	479,136
Sprint Nextel Corp.* (a)	538,714	1,260,591
		1,739,727
Utilities 3.8%
Electric Utilities 2.1%
American Electric Power Co., Inc.	87,565	3,617,310
Duke Energy Corp. (a)	238,091	5,238,002
Edison International	59,274	2,453,944
Entergy Corp. (a)	32,009	2,338,257
Exelon Corp. (a)	120,188	5,212,553
FirstEnergy Corp.	75,902	3,362,459
NextEra Energy, Inc. (a)	76,587	4,662,617
Northeast Utilities	32,300	1,165,061
Pepco Holdings, Inc. (a)	40,800	828,240
Pinnacle West Capital Corp.	20,496	987,497
PPL Corp. (a)	104,914	3,086,570
Progress Energy, Inc.	53,550	2,999,871
Southern Co. (a)	155,579	7,201,752
		43,154,133
Gas Utilities 0.1%
AGL Resources, Inc.	21,154	893,968
ONEOK, Inc. (a)	19,043	1,650,838
		2,544,806
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	119,437	1,414,134
Constellation Energy Group, Inc.	36,787	1,459,341
NRG Energy, Inc.* (a)	42,944	778,145
		3,651,620
Multi-Utilities 1.4%
Ameren Corp.	44,019	1,458,349
CenterPoint Energy, Inc.	75,068	1,508,116
CMS Energy Corp. (a)	44,449	981,434
Consolidated Edison, Inc. (a)	53,194	3,299,624
Dominion Resources, Inc.	103,301	5,483,217
DTE Energy Co.	30,003	1,633,663
Integrys Energy Group, Inc.	13,500	731,430
NiSource, Inc. (a)	51,166	1,218,262
PG&E Corp.	72,916	3,005,598
Public Service Enterprise Group, Inc.	91,781	3,029,691
SCANA Corp. (a)	20,667	931,255
Sempra Energy	43,596	2,397,780
TECO Energy, Inc. (a)	37,088	709,864
Wisconsin Energy Corp. (a)	41,400	1,447,344
Xcel Energy, Inc.	86,837	2,400,176
		30,235,803
Total Common Stocks (Cost $1,548,494,318)		2,056,706,123

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. "A"* (Cost $2,641)	339	1,410

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.021%**, 5/3/2012 (b) (Cost $5,214,626)	5,215,000	5,214,562

	Shares	Value ($)

Securities Lending Collateral 40.2%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $845,103,791)	845,103,791	845,103,791

Cash Equivalents 1.7%
Central Cash Management Fund, 0.07% (c) (Cost $35,920,469)	35,920,469	35,920,469

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,434,735,845)+	140.1	2,942,946,355
Other Assets and Liabilities, Net	(40.1)	(841,909,379)
Net Assets	100.0	2,101,036,976

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,556,898,914. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $386,047,441. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $763,817,173 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $377,769,732.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $823,381,610, which is 39.2% of net assets.

(b) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Index	USD	3/15/2012	141	44,154,150	637,072

Currency Abbreviation
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (e)	$2,056,704,713	$—	$2,820	$2,056,707,533
Government & Agency Obligation	—	5,214,562	—	5,214,562
Short-Term Investments (e)	881,024,260	—	—	881,024,260
Derivatives (f)	637,072	—	—	637,072
Total	$2,938,366,045	$5,214,562	$2,820	$2,943,583,427

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stock and/or Other Equity Investments
	Common Stock	Preferred Stock	Total
Balance as of December 31, 2010	$—	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(1,230)	(1,230)	(2,460)
Amortization premium/discount	—	—	—
Purchases	2,640	2,640	5,280
(Sales)	—	—	—
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2011	$1,410	$1,410	$2,820
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2011	$(1,230)	$(1,230)	$(2,460)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,553,711,585) — including $823,381,610 of securities loaned	$2,061,922,095
Investment in Daily Assets Fund Institutional (cost $845,103,791)*	845,103,791
Investment in Central Cash Management Fund (cost $35,920,469)	35,920,469
Total investments in securities, at value (cost $2,434,735,845)	2,942,946,355
Cash	28,134
Receivable for investments sold	295,787
Dividends receivable	3,136,723
Interest receivable	111,719
Other assets	48,191
Total assets	2,946,566,909
Liabilities
Payable upon return of securities loaned	845,103,791
Payable for daily variation margin on futures contracts	167,644
Accrued management fee	88,579
Other accrued expenses and payables	169,919
Total liabilities	845,529,933
Net assets	$2,101,036,976

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,955)	$49,193,488
Interest	4,833
Income distributions — Central Cash Management Fund	27,013
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	760,734
Total income	49,986,068
Expenses: Management fee	1,194,739
Administration fee	716,843
Custodian fee	38,191
Audit and tax fees	56,813
Legal fees	120,984
Reports to shareholders	7,599
Trustees' fees and expenses	60,760
Insurance	49,325
Other	72,308
Total expenses	2,317,562
Net investment income (loss)	47,668,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	196,338,709
Futures	6,817,163
203,155,872
Change in net unrealized appreciation (depreciation) on: Investments	(209,038,946)
Futures	(272,327)
(209,311,273)
Net gain (loss)	(6,155,401)
Net increase (decrease) in net assets resulting from operations	$41,513,105

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$47,668,506	$49,287,586
Net realized gain (loss)	203,155,872	(29,380,545)
Change in net unrealized appreciation (depreciation)	(209,311,273)	319,691,845
Net increase (decrease) in net assets resulting from operations	41,513,105	339,598,886
Capital transactions in shares of beneficial interest: Proceeds from capital invested	364,467,893	327,827,952
Value of capital withdrawn	(829,346,703)	(621,636,132)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(464,878,810)	(293,808,180)
Increase (decrease) in net assets	(423,365,705)	45,790,706
Net assets at beginning of period	2,524,402,681	2,478,611,975
Net assets at end of period	$2,101,036,976	$2,524,402,681

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2011	2010		2009		2008		2007
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,101	2,524		2,479		2,153		3,409
Ratio of expenses before expense reductions (%)	.10	.10		.09		.10		.09
Ratio of expenses after expense reductions (%)	.10	.06		.05		.05		.05
Ratio of net investment income (%)	1.99	2.03		2.38		2.29		1.91
Portfolio turnover rate (%)	3	5		9	c	6		5
Total investment return (%)b	2.09	15.12	a	26.54	a	(37.01	)a	5.54	a
a Total investment return would have been lower had certain expenses not been reduced.
b Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2011, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 25% and 75%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolio's financial statements.

Securities Lending. The Portfolio lends securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $12,105,000 to $49,331,000.

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2011 presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$637,072

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$6,817,163

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(272,327)

The above derivative is located in the following Statement of Operations account:

(a) Change in net realized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $67,026,778 and $484,604,080, respectively.

D. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The investment management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $716,843, of which $53,147 is unpaid.

Filing Service Fee. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2011, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $3,587, of which $622 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Portfolio may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Portfolio indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

DWS Equity 500 Index Fund (the "Fund"), a series of DWS Institutional Funds, invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and the sub-advisory agreement (the "Sub-Advisory Agreement") between DWS and Northern Trust Investments, Inc. ("NTI"), and the Fund's Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund's investment management agreement with DWS (the "Fund Agreement" and together with the Portfolio Agreement and the Sub-Advisory Agreement, the "Agreements") in September 2011. The Portfolio's Board of Trustees and the Fund's Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Portfolio's and the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by an independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Portfolio and the Fund, and that the Fund Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of sub-advisors, including NTI. The Board reviewed the Portfolio's and the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's and the Fund's investment management fee schedules, the Portfolio's sub-advisory fee schedule, and the Fund's operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DWS under the respective administrative services agreements, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Portfolio. The Board noted that the Fund's Institutional Class shares total (net) operating expenses, which include Portfolio expenses allocated to the Fund, were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Portfolio's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefits from any economies of scale. The Board concluded that the Portfolio's and the Fund's fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DWS of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trusts of DWS Equity 500 Index Fund and DWS Equity 500 Index Portfolio as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class S	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	23339C 305	23339C 206
Fund Number	815	565

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DE500-2
(R-025783-1 2/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$23,372	$0	$0	$0
2010	$23,372	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Fund, a series of DWS Institutional Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2012